UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       August 13, 2007

ASCENDIA BRANDS, INC.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	033-25900 (Commission File Number)	75-2228820 (IRS Employer Identification No.)

100 American Metro Boulevard, Suite 108, Hamilton, New Jersey 08619

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:       609-219-0930

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Not applicable.

(b) Not Applicable

(c) Effective August 13, 2007, the Registrant appointed Robert W. Bailey (48) as its Chief Operating Officer. Prior to joining Registrant, Mr. Bailey served for over four years as President of Newell Rubbermaid Inc.’s Amerock division, a manufacturer of cabinet hardware. Prior to that, he served for over three years as Vice President of Sales and Channel Marketing of DAP Inc., a manufacturer of caulk and adhesive products. Mr. Bailey holds a B.S. degree from Salisbury University and an MBA from Loyola University.

Mr. Bailey will receive annual cash compensation of $314,400 in salary and allowances, plus relocation benefits in an amount not to exceed $81,000 in the aggregate. He will also receive a sign-on bonus of $250,000, payable in four quarterly installments commencing on August 13, 2007 and options (vesting over three years) to purchase shares of Ascendia’s common stock with an aggregate market price value, as of August 13, 2007, of 5 times his annual base salary. Such options will be exercisable at the price prevailing at the time of the award. For the fiscal year ending February 28, 2008, Mr. Bailey will also be eligible to receive a bonus equal to 50% of his base annual compensation for such period, subject to Registrant attaining certain financial targets, and will be eligible to participate in the Registrant’s 401(k) savings plan. He will also be entitled to group heath, dental, disability and life insurance coverage in accordance with the Registrant’s standard policies.

(d) Not applicable.

(e) The disclosures set forth in the second paragraph of Item 5.02(c) above are incorporated by reference into this Item 5.02(e).

(f) Not applicable.

Item 7.01  Regulation FD Disclosure

On August 13, 2007 the Registrant issued a press release announcing the appointment of Robert Bailey as its Chief Operating Officer. A copy of the Registrant’s press release is furnished and attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Exhibit 99.1 attached hereto is being furnished and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) and is not otherwise subject to the liabilities of that section. Accordingly, the information in Exhibit 99.1 attached hereto will not be incorporated by reference into any filing made Registrant under the Securities Act of 1933 or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Number	Description of Exhibit
99.1	Press Release dated August 13, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2007		ASCENDIA BRANDS, INC.
	By:	/s/ John D. Wille Chief Financial Officer